Exhibit 99.1

Graf Industrial Corp. Announces Special Meeting Date to Approve Proposed Business Combination with Velodyne and Move to Nasdaq

HOUSTON, September 14, 2020 / PRNewswire / Graf Industrial Corp. ("Graf" or the “Company”) (NYSE: GRAF, GRAF.U, GRAF WS), a special purpose acquisition company, announced today that it has scheduled the special meeting of its stockholders (the “Special Meeting”) to approve its proposed business combination (the “Business Combination”) with Velodyne Lidar, Inc. (“Velodyne”) for September 29, 2020.

Graf, whose securities are currently listed on the New York Stock Exchange (the “NYSE”), also announced that it intends to list the shares of common stock and warrants of the post-combination company, to be named Velodyne Lidar, Inc., on The Nasdaq Stock Market LLC (“Nasdaq”) under the ticker symbols “VLDR” and “VLDRW”, respectively, following the closing of the Business Combination. The decision to list on Nasdaq was made in consideration of the Business Combination and enables the post-combination company to be listed alongside the other innovative technology companies that are also listed on Nasdaq. At the closing of the Business Combination, Graf will also delist its units, shares of common stock and warrants from the NYSE. The Nasdaq listing and NYSE delisting are subject to the closing of the Business Combination and fulfillment of all Nasdaq listing requirements.

Earlier today, Graf filed its definitive proxy statement for the Special Meeting (the “Proxy Statement”) and expects to mail the Proxy Statement to its stockholders of record as of September 14, 2020, the record date for the Special Meeting (the “Record Date”), on or about September 17, 2020. Graf urges all of its stockholders of record as of the Record Date to review the Proxy Statement and submit their votes on the proposals set forth therein in advance of the Special Meeting. If you are a Graf stockholder of record as of the Record Date, please vote as soon as possible by following the instructions set forth in the Proxy Statement to make sure that your shares are represented at the Special Meeting. If you are a Graf stockholder and hold your shares in “street name” through a bank, broker or other nominee, please follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Special Meeting.

The closing of the Business Combination is subject to several closing conditions, including but not limited to, stockholder approval of the proposals presented at the Special Meeting and the satisfaction of other customary closing conditions. If stockholders do not approve the proposals at the Special Meeting and Graf is unable to consummate an initial business combination by the deadline set forth in its current charter, Graf will be required to dissolve. Each vote is therefore very important.

About Graf Industrial Corp.

Graf Industrial Corp. is a special purpose acquisition company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination. Graf began trading on the NYSE in October 2018 and its common stock, units and warrants currently trade under the ticker symbols GRAF, GRAF.U and GRAF WS, respectively. Graf's website is www.grafacq.com.

About Velodyne Lidar, Inc.

Velodyne Lidar is a global leader in lidar technology providing real-time 3D vision for autonomous systems thereby empowering the autonomous revolution by allowing machines to see their surroundings. Its lidar-based smart vision solutions are well known in the automotive industry, but also deployed in many nonautomotive applications, such as last-mile delivery, autonomous mobile robots, unmanned aerial vehicles (UAVs), advanced security systems, and smart city initiatives. Velodyne's website is www.velodyne.com.

Forward Looking Statements

Certain statements made in this release are "forward looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this press release, the words "estimates," "projected," "expects," "anticipates," "forecasts," "plans," "intends," "believes," "seeks," "may," "will," "should," "future," "propose", “guidance”, “outlook”, “reaffirm” and variations of these words or similar expressions (or the negative versions of such words or expressions) are used to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside Graf's or Velodyne's control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include the inability to complete the Business Combination; the inability to recognize the anticipated benefits of the Business Combination; the inability to meet Nasdaq listing standards; costs related to the Business Combination; Velodyne's ability to manage growth; Velodyne's ability to execute its business plan; the timing of revenue from existing customers, including uncertainties related to the ability of Velodyne's customers to commercialize their products and the ultimate market acceptance of these products; the uncertain impact of the COVID-19 pandemic on Velodyne's and its customers' businesses; uncertainties related to Velodyne's estimates of the size of the markets for its products; the rate and degree of market acceptance of Velodyne's products; the success of other competing lidar and sensor-related products and services that exist or may become available; Velodyne's ability to identify and integrate acquisitions; rising costs adversely affecting Velodyne's profitability; uncertainties related to current litigation and potential litigation involving Graf or Velodyne or the validity or enforceability of Velodyne's intellectual property; and general economic and market conditions impacting demand for Velodyne's products and services. Other factors include the possibility that the Business Combination does not close, including due to the failure to receive required stockholder approvals, the failure to satisfy other closing conditions under the merger agreement relating to the Business Combination, and other risks and uncertainties included in the Proxy Statement relating to the Business Combination, including those under “Risk Factors” therein, and in other filings with the SEC. Neither Graf nor Velodyne undertakes any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Important Information About the Business Combination and Where to Find It

In connection with the Business Combination, Graf has filed the Proxy Statement with the Securities and Exchange Commission (the “SEC”). The stockholders of Graf and other interested persons are advised to read the Proxy Statement, as it contains important information about Velodyne, Graf and the Business Combination. The Proxy Statement and other relevant materials for the Business Combination will be mailed on or about September 17, 2020 to stockholders of Graf as of the Record Date established for voting on the Business Combination. Stockholders will also be able to obtain copies of the Proxy Statement and other documents filed with the SEC by Graf, without charge, once available, at the SEC’s web site at www.sec.gov, or by directing a request to: Graf Industrial Corp., 118 Vintage Park Blvd., Suite W-222, Houston, Texas 77070, Attention: Chief Executive Officer, (310) 745-8669.

Participants in the Solicitation

Graf and its directors and executive officers may be deemed participants in the solicitation of proxies from stockholders of Graf with respect to the Business Combination. A list of the names of those directors and executive officers and a description of their interests is contained in Graf’s annual report on Form 10-K for the fiscal year ended December 31, 2019, which was filed with the SEC and is available free of charge at the SEC’s website at www.sec.gov, or by directing a request to Graf Industrial Corp., 118 Vintage Park Blvd., Suite W-222, Houston, Texas 77070, Attention: Chief Executive Officer, (310) 745-8669. Additional information regarding the interests of participants in the solicitation of proxies in connection with the Business Combination is contained in the Proxy Statement.

No Offer or Solicitation

This press release shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act, or an exemption therefrom.

Contact information

Graf Industrial Corp.
James Graf
Chief Executive Officer
james@grafacq.com

Velodyne Lidar, Inc.
Andrew Hamer
Chief Financial Officer
InvestorRelations@velodyne.com

SOURCE: Graf Industrial Corp.